UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         December 8, 2004
                                                      --------------------------

                               Enesco Group, Inc.
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             (Exact name of registrant as specified in its charter)

           Illinois               0-1349                     04-1864170
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(State or other jurisdiction   (Commission                   (IRS Employer
      of incorporation)         File Number)               Identification No.)

                       225 Windsor Drive, Itasca, IL 60143
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          (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code      (630) 875-5300
                                                       ---------------

 _______________________________________________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 5.02         Election of Director

On December 9, 2004, Enesco Group, Inc. issued a press release announcing the appointment of Leonard Campanaro, effective January 5, 2005, to its Board of Directors. Campanaro is the chief financial officer and senior vice president of Armstrong Industries, Inc., a $3.3 billion public company in the building materials industry, with more than 15,000 employees. Beginning January 2005, Campanaro will assume a financial advisor role as Armstrong transitions in a new CFO.

Campanaro will serve as Chair of the Audit Committee of Enesco and the designated "financial expert" under New York Stock Exchange rules.

The press release is attached as Exhibit 99. Enesco does not intend for
Exhibit 99 to be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or to be incorporated by reference into filings under the Securities Act of 1933.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Enesco Group, Inc.
                                          ------------------
                                            (Registrant)



Date: 12-9-04                            By:  /s/ George R. Ditomassi
      -------                                 -------------------------------
                                              George R. Ditomassi
                                              Interim Chief Executive Officer

                                  EXHIBIT INDEX



Exhibit No.                Description

99 Enesco Press Release dated December 9, 2004 announcing the appointment of Leonard Campanaro to its Board of Directors effective January 5, 2005.